Exhibit 99.1

RUSH STREET INTERACTIVE ANNOUNCES PRELIMINARY THIRD QUARTER 2020 REVENUE

On Track to Complete Business Combination With dMY Technology (NYSE: dMYT) During the Fourth Quarter of 2020

CHICAGO – October 15, 2020 – Rush Street Interactive, LP (“RSI” or the “Company”), one of the fastest-growing online casino and sports betting gaming companies in the United States, today announced preliminary financial results for the third quarter ended September 30, 2020. The preliminary results are subject to completion of the Company’s quarterly financial reporting process and the preparation of the unaudited financial statements for the quarter.

RSI currently expects revenue for the third quarter to be in the range of $75 million to $77 million on a GAAP basis. Additionally, RSI expects advertising and promotion costs for the three months ended September 30, 2020 to be less than $20.0 million on a GAAP basis. Advertising and promotion costs consist primarily of marketing the product via different channels, promotional activities, and the related costs incurred to acquire new customers that include salaries and benefits for dedicated personnel and are expensed as incurred.

Richard Schwartz, President of RSI, added: “Notably, RSI has experienced industry-leading results as evident by our being #1 in U.S. online casino revenue according to Eilers & Krejcik Gaming and the #1 operator by revenue in Pennsylvania and Illinois, the two largest population states that have legalized online gaming. In fact, RSI accounted for 86% of statewide online sports betting handle in Illinois in August 2020. Furthermore, we are achieving these results with a disciplined approach to our customer acquisition and marketing costs. We look forward to continuing to innovate our offerings and to bringing more gaming enthusiasts onto the BetRivers.com and PlaySugarHouse.com platforms in the months ahead.”

On July 27, 2020, RSI entered into a business combination agreement with dMY Technology Group, Inc. (NYSE: DMYT.U, DMYT and DMYT WS). Upon the closing of the transaction, the combined company intends to change its name to Rush Street Interactive, Inc. and trade on the NYSE under the ticker symbol “RSI.”

Cautionary Statement Regarding Preliminary Results

The results for the three months ended September 30, 2020, are preliminary, unaudited and subject to completion, reflect our management’s current views and may change as a result of our management’s review of our results and other factors, including economic and competitive risks and uncertainties. Such preliminary results for the three months ended September 30, 2020, are subject to the finalization and closing of our accounting books and records (which have yet to be performed), and should not be viewed as a substitute for full quarterly financial statements prepared in accordance with U.S. GAAP. We caution you that these preliminary results for the three months ended September 30, 2020, are not guarantees of future performance or outcomes and that actual results may differ materially from those described above.

About Rush Street Interactive

Founded in 2012 by gaming industry veterans Neil Bluhm, Greg Carlin and Richard Schwartz, RSI is a market leader in online casino and sports betting in the U.S. The Company launched its first online gaming casino site, PlaySugarHouse.com in New Jersey, in September 2016 and was the first gaming company to launch a regulated online gaming site in Pennsylvania. With its BetRivers.com sites, Rush Street Interactive was also the first to launch regulated online gaming in the states of Indiana, Colorado and, most recently, Illinois. RSI has been an early mover in Latin America and was the first U.S.-based gaming operator to launch a legal and regulated online casino and sportsbook, RushBet.co, in the country of Colombia. For more information, visit www.rushstreetinteractive.com.

About dMY Technology Group

dMY Technology Group, Inc. is a $230 million special purpose acquisition company founded by Niccolo de Masi and Harry You for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. dMY’s initial public offering was underwritten by Goldman Sachs & Co. and UBS Investment Bank, and its common stock, units and warrants trade on the NYSE under the ticker symbols DMYT, DMYT-UN and DMYT-WT, respectively. More information can be found at www.dmytechnology.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. dMY’s and RSI’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, dMY’s and RSI’s expectations with respect to future performance and anticipated financial impacts of the proposed business combination, the satisfaction of the closing conditions to the proposed business combination and the timing of the completion of the proposed business combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside dMY’s and RSI’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive business combination agreement (the “Agreement”); (2) the outcome of any legal proceedings that may be instituted against dMY and RSI following the announcement of the Agreement and the transactions contemplated therein; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the stockholders of dMY, certain regulatory approvals or satisfy other conditions to closing in the Agreement; (4) the occurrence of any event, change or other circumstance that could give rise to the termination of the Agreement or could otherwise cause the transaction to fail to close; (5) the impact of COVID-19 on RSI’s business and/or the ability of the parties to complete the proposed business combination; (6) the inability to obtain or maintain the listing of dMY’s shares of common stock on the New York Stock Exchange following the proposed business combination; (7) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of RSI to grow and manage growth profitably and retain its key employees; (9) costs related to the proposed business combination; (10) changes in applicable laws or regulations; (11) the possibility that RSI or dMY may be adversely affected by other economic, business, and/or competitive factors; and (12) other risks and uncertainties indicated from time to time in the proxy statement relating to the proposed business combination, including those under “Risk Factors” therein, and in dMY’s other filings with the SEC. dMY cautions that the foregoing list of factors is not exclusive.

dMY cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. dMY does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Important Information About the Proposed Business Combination and Where to Find It

In connection with the proposed business combination, dMY filed a preliminary proxy statement with the SEC on October 9, 2020, and intends to file a definitive proxy statement with the SEC. dMY’s stockholders and other interested persons are advised to read the preliminary proxy statement and the amendments thereto and the definitive proxy statement and documents incorporated by reference therein filed in connection with the proposed business combination, as these materials will contain important information about RSI, dMY and the proposed business combination. When available, the definitive proxy statement and other relevant materials for the proposed business combination will be mailed to stockholders of dMY as of a record date to be established for voting on the proposed business combination. Stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: dMY Technology Group, Inc., Attention: Niccolo de Masi, Chief Executive Officer, niccolo@dmytechnology.com.

Participants in the Solicitation

dMY and its directors and executive officers may be deemed participants in the solicitation of proxies from dMY’s stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in dMY is contained in the Registration Statement on Form S-1, which was filed by dMY with the SEC on January 31, 2020 and is available free of charge at the SEC’s website at www.sec.gov, or by directing a request to dMY Technology Group, Inc., 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144. Additional information regarding the interests of such participants will be contained in the proxy statement for the proposed business combination when available.

RSI and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of dMY in connection with the business combination. A list of the names of such directors and executive officers and any information regarding their interests in the proposed business combination will be included in the proxy statement for the proposed business combination.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Contacts

For RSI:

Media:

Jonathan Gasthalter / Carissa Felger / Nathaniel Garnick

(312) 319-9233 / (212) 257-4170

rsi@gasthalter.com

or

Lisa Johnson

(609) 788-8548

lisa@lisajohnsoncommunications.com

Investors

rsi@icrinc.com

For dMY:

Niccolo de Masi

(310) 600-6667

niccolo@dmytechnology.com